Business	12 Months Ended
Dec. 31, 2023
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Business	Business
Despegar.com, Corp. and its subsidiaries provide travel products and services to leisure and corporate travelers in several countries in Latin America and the United States, as well as advertising and media solutions to advertisers. We offer these travel products and services through our portfolio of key trademarks: “Despegar,” “Despegar.com”, “Decolar”, “Decolar.com”, “Best Day”, “BD Experience”, “HotelDo”, “Viajanet” and "Stays". Through Koin, the financial services company solution, we extend loans to our travel customers and certain consumers of other merchants. We refer to Despegar.com, Corp. and its subsidiaries collectively as the “Despegar Group”, the “Company”, “us”, “we” and “our”, as the context requires, in these consolidated financial statements.
Impact of COVID-19
The COVID-19 pandemic, and measures to contain the virus, had an unprecedented impact on the global travel industry and materially and negatively impacted our business, financial results and financial condition. With the evolution of milder COVID-19 variants, availability of multiple vaccine booster doses and increasing familiarity with the virus, many COVID-19 related travel restrictions have been lifted, and countries around the world reopened their borders for foreign travel.
As a result of the deterioration of our business due to the COVID-19 pandemic, we incurred significant losses during 2020 and 2021 which increased our accumulated losses to $643.3 million as of December 31, 2022 which led to a shareholders’ deficit of $127.2 million as of that date. From 2022 onwards, positive cash flows were generated from operations, accompanied by an increase in sales of 67% in 2022 and 119% in 2023, reducing the shareholders' deficit to $125.8 million as of December 31, 2023. In addition, our cash and cash equivalents balance amounted to $214.6 million as of December 31, 2023.
We continuously monitor our business performance, revenue and costs, our current and projected liquidity and operating plans. These assessments require the use of various internal and external information to build projections, including estimates from industry associations, such as the International Air Transport Association (“IATA”), which is expecting that travel will continue to improve during the coming years. We have taken and continue to take actions to improve our liquidity, including managing our cost structure and spending where possible to mitigate any anticipated loss of revenue. The principal assumptions used in our cash flow analyses to estimate future liquidity requirements consisted of forecasting gross bookings and revenues, net of our most significant costs and expenses, forecasting working capital requirements and commitments, including but not limited to our preferred dividends, debt payments and acquisition commitments. Based on these actions and assumptions and considering our available cash and cash equivalents balance as of December 31, 2023, we anticipate that based on our current operating plan we have sufficient cash and cash equivalents to fund our operations and comply with our commitments for at least the next 12 months as from the issuance of these consolidated financial statements.